Exhibit 99.1
STONEPEAK CATARINA HOLDINGS LLC
By: STONEPEAK TEXAS MIDSTREAM HOLDCO LLC, its managing member
By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its managing member
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022
STONEPEAK CATARINA UPPER HOLDINGS LLC
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022

STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022
STONEPEAK ASSOCIATES LLC
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022

STONEPEAK GP HOLDINGS LP
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022

STONEPEAK GP INVESTORS LLC
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022
STONEPEAK GP INVESTORS MANAGER LLC
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022
STONEPEAK TEXAS MIDSTREAM HOLDCO LLC
By: STONEPEAK ASSOCIATES LLC, its managing member
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/22/2022